EXHIBIT 32.1
                                  ------------

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
             OF THE SARBANES-OXLEY ACT OF 2002 (FURNISHED HEREWITH)

I, Gregory E. Johnson, President and Chief Executive Officer of Franklin Resources, Inc. (the "Company"), certify, as of the date hereof and solely for purposes of and pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The quarterly report on Form 10-Q of the Company for the quarterly period ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

Dated:  August 8, 2005              /S/ GREGORY E. JOHNSON
                                    -------------------------------------
                                    Gregory E. Johnson
                                    President and Chief Executive Officer